FPS SERVICES, INC.
                      3200 Horizon Drive
                        P.O. Box 61503
                King of Prussia, PA 19406-0903




February 28, 1997


Securities and Exchange Commission
Judiciary Plaza
Public Filing Desk
450 Fifth Street, NW
Washington, DC  20549


RE:  IAA Trust Growth Fund, Inc. (the "Fund")
     1933 Act File No. 2-24221
     1940 Act File No. 811-1338


Ladies and Gentlemen of the Commission:

In accordance with the provisions of Rule 497(e) of the Securities Act of 1933, as amended, enclosed for filing on behalf of the Registrant is the Company is the EDGAR transmission of the Supplement to the Fund's Prospectus dated October 28, 1996, as supplemented January 1, 1997.

The purpose of this supplement is to disclose the change in Investment Manager to the shareholders of the Fund.

Should you have any questions, comments or require further information, I can be reached directly at (610) 239-4748. Thank you for your continued courtesy and cooperation.


Sincerely,


Martin M. Fawzy
Corporate Compliance Administrator

                                        Filed pursuant to Rule 497(e)
                                        1933 Act File No. 2-24221
                                        1940 Act File No. 811-1338



                 IAA TRUST GROWTH FUND, INC.


       Supplement to Prospectus dated October 28, 1996


CHANGE IN PORTFOLIO MANAGEMENT

Mr. Michael Marks has replaced Mr. Bruce Finks as Portfolio Manager for the IAA Trust Growth Fund. Mr. Marks joined IAA Trust Company in 1993 and manages the equity portion of the IAA Trust Asset Allocation Fund, the international Common Trust Funds and a number of trust accounts. Mr. Marks' biography is noted on page 25 of the Prospectus.

          This supplement is dated January 1, 1997.